UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio		43035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

DCB Financial Corp is electing to furnish under Item 7.01, the matters disclosed in its November 9, 2012 press release announcing, that it has extended the expiration date of the rights offering of common shares of stock to existing shareholders to November 26, 2012.

The information furnished pursuant to this Item 7.01 (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by DCB Financial Corp under the Securities Act of 1933, as amended, or under the Exchange Act, unless DCB Financial Corp expressly sets forth in such future filings that such information is to be considered “filed” or incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99	Press Release of DCB Financial Corp., dated November 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: November 9, 2012	By:	/s/ John A. Ustaszewski
John A. Ustaszewski
Senior Vice President and Chief Financial Officer